AMENDMENT NO. 3
                               TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment"), dated and effective as of the 11th day of June, 2003, is made by and among:

     COVENANT ASSET MANAGEMENT, INC., a Nevada corporation (the "Borrower");

     COVENANT TRANSPORT, INC., a Nevada corporation and the owner of 100% of the issued and outstanding common stock of the Borrower (the "Parent");

     BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("Bank of America"), and each other financial institution which is a party to the Credit Agreement (as defined below) and has executed and delivered a signature page hereto (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"); and

     BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Parent, the Lenders and the Agent are parties to that certain Credit Agreement dated as of December 13, 2000 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of August 28, 2001 ("Amendment No.1"), and by that certain Amendment No. 2 to Credit Agreement dated as of February 26, 2003 ("Amendment No. 2"), and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility including (i) a letter of credit subfacility for the issuance of standby and commercial letters of credit and (ii) a swing line subfacility; and

     WHEREAS, the Borrower desires to enter into a proposed trailer transaction that has been negotiated with Transport International Pool ("TIP"), a subsidiary of General Electric Capital Corporation (the "TIP Transaction"), that includes the following: (i) the sale of 2,585 dry van trailers to TIP for approximately $20.5 million and the subsequental rental of such trailers from TIP until physical delivery of such trailers to TIP, (ii) the sale and leaseback of 1,266 dry van trailers to TIP for $15.6 million, and (iii) the lease of 3,600 new trailers from TIP; and the Lenders and Agent desire to permit the TIP Transaction;

     NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and  the
fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1. Definitions. All capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.



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     2. Amendment to the Credit Agreement.

          (a) Section 10.5(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(d) Transfers of assets necessary to give effect to merger or consolidation transactions permitted by Section 10.7 or to sale and leaseback transactions permitted by Section 10.13, and"

          (b) Section 2.1(f)(i)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(ii) no increase in or added Revolving Credit Commitments pursuant to this Section 2.1(f) shall result in the Total Revolving Credit Commitment exceeding $140,000,000,"

     3. Waiver and Consent. Subject to the terms and conditions hereof, the Required Lenders hereby consent to the following:

          (a) the  Required  Lenders  hereby waive the  requirements  of Section
     10.13 of the Credit Agreement with respect to the TIP Transaction. This is a one-time waiver only with respect to the TIP Transaction, and shall in no way serve to waive any obligations of the Borrower, other than as expressly set forth above, including but not limited to all future obligations to comply with Section 10.13 and all other provisions of the Credit Agreement.

     4. Conditions to Effectiveness. As a condition to the effectiveness of this Amendment the Borrower shall cause the following to be delivered to the Agent:

          (a) Six (6) original counterparts of this Amendment executed by the Borrower, the Parent, the Guarantors and each Required Lender;

     5. Guarantors. Each of the Guarantors has joined in the execution of this Amendment for the purpose of consenting to the amendment and to the waiver and consent contained herein, and reaffirming its guaranty of the Obligations pursuant to the terms of the Parent Guaranty Agreement and the Subsidiary Guaranty Agreement.

     6. Representations and Warranties. The Borrower and Parent hereby certify that:

          (a) The  representations and warranties made by Borrower and Parent in
     Article VIII of the Credit Agreement are true on and as of the date hereof except that (i) the financial statements referred to in Section 8.6 shall be those most recently furnished to the Agent pursuant to Section 9.1, and
     (ii) the proviso at the end of Section 8.1(b) is no longer applicable, as CTI is now qualified to transact business in the State of Ohio;

          (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower, the Parent, or their Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Parent and its Subsidiaries received by the Agent and each Lender under
     Section 9.1 thereof; and

          (c) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower or the Parent under the Credit Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

     7. Entire Agreement. This Amendment, together with Credit Agreement, and other Loan Documents, sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Credit Agreement, and other Loan Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 13.6 of the Credit Agreement.

     8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, and as previously amended, modified and supplemented by Amendment No.1 and by Amendment No. 2, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     10. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of Tennessee.

     11. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     12. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended by this Amendment and Amendment No.1.

     13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Parent, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided, however, that neither the Borrower nor the Parent, without the prior consent of the Lenders, may assign any rights, powers, duties or obligations hereunder.

     14. Expenses. Borrower agrees to pay to the Agent all reasonable out-of-pocket expenses (including reasonable legal fees and expenses of special counsel to the Agent) incurred or arising in connection with the negotiation and preparation of this Amendment.

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                                       4



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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           BORROWER:


                                           COVENANT ASSET MANAGEMENT, INC.

                                           By: /s/ Joey B. Hogan
                                              ----------------------------------
                                           Name: Joey B. Hogan
                                                --------------------------------
                                           Title: Senior VP/CFO
                                                 -------------------------------



                                           PARENT:


                                           COVENANT TRANSPORT, INC., a Nevada
                                           corporation

                                           By: /s/ Joey B. Hogan
                                              ----------------------------------
                                           Name: Joey B. Hogan
                                                --------------------------------
                                           Title: Senior VP/CFO
                                                 -------------------------------



                                           GUARANTORS:


                                           COVENANT TRANSPORT, INC., a Nevada
                                           corporation
                                           HAROLD IVES TRUCKING CO.
                                           TERMINAL TRUCK BROKER, INC.
                                           COVENANT.COM, INC.
                                           CIP, INC.
                                           SOUTHERN REFRIGERATED TRANSPORT, INC.
                                           TONY SMITH TRUCKING, INC.
                                           COVENANT TRANSPORT, INC., a Tennessee
                                           corporation

                                           By: /s/ Joey B. Hogan
                                              ----------------------------------
                                           Name: Joey B. Hogan
                                                --------------------------------
                                           Title: Senior VP/CFO
                                                 -------------------------------




                      AMENDMENT NO. 3 TO CREDIT AGREEMENT
                              Signature Page 1 of 2


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                                 AGENT:

                                 BANK OF AMERICA, N.A.

                                 By: /s/ Laura B. Schmuck
                                    --------------------------------------------
                                 Name: Laura B. Schmuck
                                      ------------------------------------------
                                 Title: Agency Officer, Assistant Vice President
                                       -----------------------------------------


                                 LENDERS:

                                 BANK OF AMERICA, N.A.

                                 By: /s/ John M. Hall
                                    --------------------------------------------
                                 Name: John M. Hall
                                      ------------------------------------------
                                 Title: Senior Vice President
                                       -----------------------------------------


                                 FLEET NATIONAL BANK

                                 By: /s/ Christopher E. Leath
                                    --------------------------------------------
                                 Name: Christopher Leath
                                      ------------------------------------------
                                 Title: Vice President
                                       -----------------------------------------


                                 SUNTRUST BANK


                                 By: /s/ William H. Crawford
                                    --------------------------------------------
                                 Name: William H. Crawford
                                      ------------------------------------------
                                 Title: Director
                                       -----------------------------------------


                                 BRANCH BANKING AND TRUST COMPANY

                                 By: /s/ R. Andrew Beam
                                    --------------------------------------------
                                 Name: R. Andrew Beam
                                      ------------------------------------------
                                 Title: Senior VP
                                       -----------------------------------------

                      AMENDMENT NO. 3 TO CREDIT AGREEMENT
                              Signature Page 2 of 2